                                              ANNUAL REPORT |  December 31, 2001

                                                                      The Strong

                                                                       Index 500

                                                                            Fund




                              [PHOTO APPEARS HERE]






                                                                   [STRONG LOGO]

                                              ANNUAL REPORT |  December 31, 2001

                                                                      The Strong

                                                                       Index 500

                                                                            Fund

Table of Contents

Investment Review
          Strong Index 500 Fund .............................................. 2

Shareholder Meeting Results .................................................. 4

Change in Independent Accountants ............................................ 4

Financial Information-- Strong Index 500 Fund

          Statement of Assets and Liabilities ................................ 5
          Statement of Operations ............................................ 6
          Statements of Changes in Net Assets ................................ 7
          Notes to Financial Statements ...................................... 8

Financial Highlights ......................................................... 9

Report of Independent Accountants ............................................10

Additional Information .......................................................11

Financial Information -- Master Investment Portfolio --
S&P 500 Index Master Portfolio

          Schedule of Investments ............................................12
          Statement of Assets and Liabilities ................................17
          Statement of Operations ............................................18
          Statements of Changes in Net Assets ................................19
          Notes to the Financial Statements ..................................20

Report of Independent Accountants ............................................23

Change in Independent Accountants ............................................24

Trustees Information .........................................................25

Directors and Officers .......................................................26

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to December 31, 2001

This coming August will mark 20 years of incredible economic expansion for the United States. While the good times have not been entirely free of bumps (these last two years especially have had their share of trying moments), since 1982 we have experienced a period of prosperity nearly unparalleled in human history.

The wealth created during this two-decade BOOM goes far beyond what any of us could have imagined. During this time, the Dow Jones Industrial Average, an indicator of our economic health, moved from 800 to 10,000 -- an astonishing 1300% increase!

The rapid rate of change we witnessed in the last 20 years, led by technological advances that transformed the way we live, has become the norm. We take for granted cell phones that always keep us in touch, laptops with DVD players that allow us to watch classic movies while we wait for connections at the airport, and MP3 players that let us carry decades of digitized music in our pocket. Dick Tracy's old decoder watch, which many of us dreamed about as kids, seems like an antique by comparison.

We've come to take for granted technological change and its inevitable financial benefits. We seem to assume, that as Americans, it's our birthright. Many of us believe that once we get past this current bump in the economic road, things will return to the state of ever-expanding opportunity that we've all come to expect. Sounds great, doesn't it? As a student of economic history, I believe that we should question that theory.

As it's often said, "We live in interesting times." There is ample reason for optimism and hope. But there are also storm clouds on the horizon -- a war against terrorism, the disaster that is Enron, continued economic depression in Japan, and the bankruptcy of an American institution called K-Mart. All in all, it's a good time for reflection.

In the spring of 2000, a representative group of Americans was asked what sort of stock market returns they expected for the next five years. In the midst of enjoying the heady stock market of the 1990s, the average answer was a return of more than 20%. That, they figured, would be the norm. I was a little shocked, but hardly surprised. Things had been so good for so long that the average investor had lost touch with historical reality.

                                                          continued on next page

              Annual Returns S&P 500

 Year    S&P 500 Returns     Year    S&P 500 Returns
 ----    ---------------     ----    ---------------
 1926         11.62%         1964         16.48%
 1927         37.49%         1965         12.45%
 1928         43.61%         1966        -10.06%
 1929         -8.42%         1967         23.98%
 1930        -24.90%         1968         11.06%
 1931        -43.34%         1969         -8.50%
 1932         -8.19%         1970          4.01%
 1933         53.99%         1971         14.31%
 1934         -1.44%         1972         18.98%
 1935         47.67%         1973        -14.66%
 1936         33.92%         1974        -26.47%
 1937        -35.03%         1975         37.20%
 1938         31.12%         1976         23.84%
 1939         -0.41%         1977         -7.18%
 1940         -9.78%         1978          6.56%
 1941        -11.59%         1979         18.44%
 1942         20.34%         1980         32.42%
 1943         25.90%         1981         -4.91%
 1944         19.75%         1982         21.41%
 1945         36.44%         1983         22.51%
 1946         -8.07%         1984          6.27%
 1947          5.71%         1985         32.16%
 1948          5.50%         1986         18.47%
 1949         18.79%         1987          5.23%
 1950         31.71%         1988         16.81%
 1951         24.02%         1989         31.49%
 1952         18.37%         1990         -3.17%
 1953         -0.99%         1991         30.55%
 1954         52.62%         1992          7.67%
 1955         31.56%         1993          9.99%
 1956          6.56%         1994          1.31%
 1957        -10.78%         1995         37.43%
 1958         43.36%         1996         23.07%
 1959         11.96%         1997         33.36%
 1960          0.05%         1998         28.58%
 1961         26.89%         1999         21.04%
 1962         -8.73%         2000         -9.11%
 1963         22.80%         2001        -11.88%

      ANNUALIZED COMPOUNDED RATE OF RETURN
                   10.70%

Performance is historical and does not represent future results. This chart is for illustrative purposes only and does not represent the performance of any specific investment. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

Source: International Strategy & Investment Portfolio Strategy Report

The table to the left, which traces the annual returns of the stock market since 1926, is a sobering snapshot of reality.

Please take a moment to study this table. What it shows, indisputably, is that since 1926, the stock market has generated an annualized compounded rate of return of 10.7%. There is a lot of distance -- and a lot of dollars -- between that number and the 20% plus number that those investors were dreaming about.

A 10.7% annualized compounded return over almost 75 years is remarkable. That chart demonstrates what great capacity for growth we've had in the United States, and imagine what great opportunities may be available in the 21st century.

What you need in order to share in the good economic times to come is a proper appreciation for time and its effect on saving and investing. Time is your greatest ally. Time -- and patience.

We should all believe in the lessons of history. Those who learn from and practice the lessons of the past have a distinct advantage in reaching their financial goals.

I've been a professional investor for 35 years, and a student of history for longer than that. The lessons I've learned about human behavior and investing have helped me immeasurably. It's my hope that the following lessons I've learned over time will help you as well:

1. Historical returns for the stock market have been 10.7%. It's not reasonable to continue to expect the 20% plus returns we experienced in the 1990s. Investors should expect returns that are closer to normal -- a "reversion to the mean."

2. Like the Bible says, seven good years are usually followed by seven lean ones. Trying to figure out the exact moment when the good markets end and the bad ones begin is a difficult exercise. A balanced portfolio is best. For many investors, a balanced portfolio of half stocks and half bonds may be appropriate.

3. During the 100 years of the 20th century, nearly half of the stock market's returns came in the form of dividends, not appreciation. I think dividends will regain their importance in the years ahead.

4. After 20 years of mostly boom times, stock valuations are historically very high. Contrary to what we may have heard, VALUATIONS MATTER!

5. Steer clear of fancy sales pitches about investments. If it sounds too good to be true, it probably is. Let common sense rule the day.

6. Now, like never before, YOU are responsible for your own financial future (401(k) plans, IRAs, Keoghs, etc.). We all need to establish sensible goals and formulate a plan to reach them. Then stick to it!

The events of September 11 have demonstrated just how fragile the world really is. Coming on the heels of a couple of rocky years in the stock market, our tolerance for risk is way down. But there are always opportunities. At the moment, for investors with a greater risk tolerance, I think that small- and mid-cap stocks look quite attractive.

Here at Strong, we have dedicated professionals to help you set your goals, build an investment portfolio and manage it. Please contact us should you need information or advice.

                                                      /s/ Dick Strong

Strong Index 500 Fund
================================================================================

A meeting of shareholders was held on July 20, 2001. See page 4 for information about the results of this meeting.

Your Fund's Approach

The Strong Index 500 Fund seeks to replicate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger-capitalized companies. The fund invests all of its assets in a separate mutual fund, called the S&P 500 Index Master Portfolio that holds each of the stocks that make up the S&P Composite Stock Price Index* (S&P 500 Index)./1/

                     Growth of an Assumed $10,000 Investment
                            From 5-1-97 to 12-31-01

                The Strong                                       Lipper S&P 500
              Index 500 Fund           S&P 500(R) Index*           Funds Index
 Apr 97           $10,000                   $10,000                  $10,000
 Jun 97           $11,110                   $11,121                  $11,117
 Sep 97           $11,930                   $11,954                  $11,945
 Dec 97           $12,262                   $12,297                  $12,282
 Mar 98           $13,948                   $14,011                  $13,982
 Jun 98           $14,392                   $14,474                  $14,433
 Sep 98           $12,957                   $13,037                  $12,997
 Dec 98           $15,709                   $15,811                  $15,762
 Mar 99           $16,451                   $16,599                  $16,528
 Jun 99           $17,590                   $17,768                  $17,677
 Sep 99           $16,471                   $16,660                  $16,563
 Dec 99           $18,908                   $19,138                  $19,012
 Mar 00           $19,316                   $19,576                  $19,429
 Jun 00           $18,772                   $19,058                  $18,897
 Sep 00           $18,573                   $18,873                  $18,712
 Dec 00           $17,104                   $17,397                  $17,241
 Mar 01           $15,053                   $15,336                  $15,185
 Jun 01           $15,919                   $16,233                  $16,058
 Sep 01           $13,561                   $13,851                  $13,687
 Dec 01           $14,999                   $15,331                  $15,137

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500(R) Composite Stock Price Index ("S&P 500(R)") and the Lipper S&P 500 Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1997.

+ The S&P 500 figure tracks the Strong Index 500 Fund and the Lipper S&P 500 Funds Index figures so closely that its results are not discernible on the graph.

Q:   How did your Fund perform?

A: The Strong Index 500 Fund seeks to track the performance of the S&P 500 Index, and as a result its performance represents a macro picture of most of the U.S. equity market. The year proved to be a very challenging one in the equity markets, and both the Index's and the Fund's returns reflect those difficulties.

     In response to volatile equity markets, weak corporate revenues, and poor economic indicators, the Federal Reserve took decisive action in 2001 and lowered short-term interest rates 11 times during the year by a total of
     4.75 percentage points. By the end of the year, the Federal Funds rate stood at 1.75%, its lowest level in more than 40 years. During the first three quarters of the year, the moves appeared to do little to stem the tide of corporate earnings warnings and job cuts, particularly within the technology sector. Stocks languished, turning in historically poor performance. The horrible events of September 11, which tragically affected the lives of Americans and individuals around the globe, also took their toll on the markets as stock prices continued to slide.

     By the fourth quarter, however, some encouraging economic indicators began to emerge. Declining inventory levels, lower inflation, and low interest rates all pointed toward the possibility of economic recovery. The Fed's actions, combined with federal tax cuts, helped to buoy markets in the fourth quarter. Consumer confidence responded positively as well. Although strong market performance in the fourth quarter was not sufficient to erase the losses of the three previous quarters, it did help to mitigate them.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Most of the industry sectors within the S&P 500 Index posted negative returns for the year. The biggest declines came from the utilities sector (which accounted for 3.12% of the Index at year-end), which returned -30.38%, and information technology (17.61% of the Index), which returned -25.61%. Other sectors with heavy losses were telecommunications services (5.49% of the Index), with a return of -12.24%, and energy stocks (6.34% of the Index), returning -10.47%. On the positive side, consumer discretionary stocks, (13.14% of the Index), gained 1.74%, and materials (2.61% of the Index) returned 3.34%.

     Given the information technology sector's overall poor performance for the year, it's surprising that the best returns among the Index's top ten holdings came from stocks in that group. Microsoft (3.41% of the Index), the second-largest individual stock weighting in the Index, gained an impressive 52.74% during the year. Just behind it was IBM (1.99% of the Index), which logged a 43.00% return. The largest single holding in the Index, General Electric (3.80% of the Index), however, returned -15.07%, and pharmaceutical giant Pfizer (2.39% of the Index) also suffered a loss, returning -12.49%. Insurance company AIG (1.98% of the Index) also declined, returning -19.29%.

Average Annual Total Returns
As of 12-31-01

-----------------------------------------------

          1-year                        -12.31%

          3-year                         -1.53%

          Since Fund Inception            9.07%
          (5-1-97)

Equity funds are volatile investments and should only be considered for long-term goals.

------------------------------------------------

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The only strategy the Fund manager employs is to track the S&P 500 Index as closely as possible. We do not pick stocks or make judgments on any of the holdings based on any other technique or strategy.

     Thank you for your investment in the Strong Index 500 Fund.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. The Fund has a redemption fee of 0.50% against shares that are held fewer than six months.

/1/ S&P 500(R) does not sponsor the Fund or the Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors, the Master Portfolio's investment advisor, or the Fund. "Standard & Poor's 500(R)," "S&P(R)," and "S&P 500(R)" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund and the Master Portfolio are not sponsored, endorsed, sold, or promoted by S&P(R), and S&P(R) makes no representations regarding the advisability of investing in the Fund and the Master Portfolio. S&P's(R) only relationship to the Master Portfolio and the Fund is the licensing of certain trademarks and trade names of S&P(R) and of the S&P 500(R) Index. The S&P 500(R) Index is determined, composed, and calculated by S&P(R) without regard to the Fund or the Master Portfolio.

* The S&P 500(R) is an unmanaged index generally representative of the U.S. stock market. The Lipper S&P 500 Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
SHAREHOLDER MEETING RESULTS OF THE FUND

At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposal: To ratify the selection of KPMG LLP as the Fund's Independent Auditors:

                   For            Against            Abstain
              -------------      ----------         ----------
              8,878,935.478      83,750.359         68,549.227

To elect members to the Board of Directors of Strong Equity Funds, Inc. (Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Dow 30 Value Fund, Strong Enterprise Fund, Strong Growth Fund, Strong Growth 20 Fund, Strong Index 500 Fund, Strong Internet Fund, Strong Large Cap Core Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund):

                Director           Affirmative         Withhold
                --------           -----------         --------
            Richard S. Strong    158,632,363.369    4,338,287.136
             Willie D. Davis     159,350,797.294    3,619,853.211
             William F. Vogt     159,553,410.765    3,417,239.740
            Marvin E. Nevins     159,213,881.331    3,756,769.174
             Stanley Kritzik     159,356,112.695    3,614,537.810
              Neal Malicky       159,442,447.758    3,528,202.747

CHANGE IN INDEPENDENT ACCOUNTANTS (Unaudited)
--------------------------------------------------------------------------------

As a result of the resignation of KPMG LLP as the Master Portfolio's independent accountants, the Board of Trustees of the Fund voted to terminate the appointment of KPMG LLP as the Fund's independent accountants for the fiscal year ended December 31, 2001 and appoint PricewaterhouseCoopers LLP as the independent accountants for the fiscal year ended December 31, 2001. During the four previous years, the audit reports of KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were its reports qualified nor modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the four previous years, there were no disagreements between the Fund and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

Assets:
   Investment in S&P 500 Index Master Portfolio, at Value (Note 1)                            $204,075,029
   Receivable for Fund Shares Sold                                                               1,119,986
   Due from SCMI (Note 3)                                                                          227,326
   Other Assets                                                                                      3,241
                                                                                              ------------
   Total Assets                                                                                205,425,582
                                                                                              ------------
Liabilities:
   Payable for Fund Shares Redeemed                                                             18,558,454
   Due to SCMI (Note 3)                                                                            186,527
   Accrued Operating Expenses and Other Liabilities                                                111,021
                                                                                              ------------
   Total Liabilities                                                                            18,856,002
                                                                                              ------------
Net Assets                                                                                    $186,569,580
                                                                                              ============
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                              $215,689,170
   Undistributed Net Investment Income                                                             860,850
   Accumulated Net Realized Loss                                                                (4,363,331)
   Net Unrealized Depreciation on Investments                                                  (25,617,109)
                                                                                              ------------
   Net Assets                                                                                 $186,569,580
                                                                                              ============
Capital Shares Outstanding (Unlimited Number Authorized)                                        13,802,406

Net Asset Value Per Share                                                                           $13.52
                                                                                                    ======

                       See Notes to Financial Statements.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
December 31, 2001

Net Investment Income Allocated from Master Portfolio:

   Dividend Income                                                                            $ 2,546,577
   Interest Income                                                                                115,715
   Expenses                                                                                       (98,231)
                                                                                              -----------
   Net Investment Income Allocated from Master Portfolio                                        2,564,061

Expenses:
   Shareholder Servicing Fees (Note 3)                                                            497,444
   Transfer Agency Fees                                                                           805,214
   Reports to Shareholders                                                                        178,257
   Other                                                                                          133,962
                                                                                              -----------
   Total Expenses before Waivers and Absorptions by SCMI                                        1,614,877
   Expense Waivers and Absorptions by SCMI (Note 3)                                              (825,010)
                                                                                              -----------
   Expenses, Net                                                                                  789,867
                                                                                              -----------
Net Investment Income                                                                           1,774,194

Realized and Unrealized Gain (Loss) Allocated from Master Portfolio:
   Net Realized Loss on Investments                                                            (4,111,892)
   Net Change in Unrealized Appreciation/Depreciation                                         (24,054,618)
                                                                                              -----------
Net Loss Allocated from Master Portfolio                                                      (28,166,510)
                                                                                              -----------
Net Decrease in Net Assets Resulting from Operations                                         ($26,392,316)
                                                                                              ===========

                       See Notes to Financial Statements.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Year Ended     Year Ended
                                                                           Dec. 31, 2001   Dec. 31, 2000
                                                                           -------------   -------------
Operations:
   Net Investment Income                                                    $  1,774,194    $  1,474,896
   Net Realized Gain (Loss)                                                   (4,111,892)     21,491,609
   Net Change in Unrealized Appreciation/Depreciation                        (24,054,618)    (41,502,574)
                                                                            ------------    ------------
   Net Decrease in Net Assets Resulting from Operations                      (26,392,316)    (18,536,069)
                                                                            ------------    ------------
Distributions:
   From Net Investment Income                                                   (991,212)     (1,521,638)
   From Net Realized Gains                                                    (1,252,394)     (7,213,767)
                                                                            ------------    ------------
   Total Distributions                                                        (2,243,606)     (8,735,405)
                                                                            ------------    ------------
Transactions in Shares of Beneficial Interest:
   Proceeds from Shares Sold                                                 100,327,445      78,092,428
   Proceeds from Reinvestment of Distributions                                 2,146,149       8,567,836
   Payment for Shares Redeemed                                               (67,519,487)    (64,996,557)
                                                                            ------------    ------------
   Net Increase in Net Assets from Beneficial Interest Transactions           34,954,107      21,663,707
                                                                            ------------    ------------
Total Increase (Decrease) in Net Assets                                        6,318,185      (5,607,767)

Net Assets:
   Beginning of Year                                                         180,251,393     185,859,160
                                                                            ------------    ------------
   End of Year                                                              $186,569,578    $180,251,393
                                                                            ============    ============
Transactions in Shares of the Fund:
   Sold                                                                        6,918,743      4,527,345
   Issued in Reinvestment of Distributions                                       156,705        547,223
   Redeemed                                                                   (4,836,211)    (3,799,200)
                                                                               ---------      ---------
   Net Increase in Shares of the Fund                                          2,239,237      1,275,368
                                                                               =========      =========

                       See Notes to Financial Statements.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2001

1.   Organization

     The Strong Index 500 Fund (the "Fund") commenced operations on May 1, 1997 and is a diversified series of the Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund invests all of its assets in the S&P 500 Index Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end management investment company registered under the Investment Company Act of 1940, rather than in a portfolio of securities. The Master Portfolio has substantially the same investment objective as the Fund. Barclays Global Fund Advisors serves as Investment Advisor for the Master Portfolio. The financial statements of the Master Portfolio, including the schedule of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- The value of the Fund's investment in the Master Portfolio reflects the Fund's interest of 7.31% in the net assets of the Master Portfolio at December 31, 2001. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          From November 1, 2001 to December 31, 2001, the Fund incurred net realized capital losses or net foreign currency losses. As permitted by tax regulations, the Fund has elected to defer these losses of $439,157 and treat them as arising in the year ending December 31, 2002. At December 31, 2001, the Fund had a tax basis net capital loss carryforward of $2,084,080. Such losses may be applied against any net realized taxable gains in each succeeding year or until the expiration date (December 31, 2009), whichever occurs first.

          At December 31, 2001, the tax composition of distributable earnings was $860,850 of undistributed ordinary income and $0 of undistributed long-term gains. The tax composition of distributions for the year ended December 31, 2001 was $991,212 of ordinary income and $1,252,394 of long-term capital gains.

          The Fund generally pays dividends monthly from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Accounting for Investments -- The Fund earns income daily, net of Master Portfolio expenses, based on its investment in the Master Portfolio. All of the net investment income and realized and unrealized gain or loss of the Master Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Master Portfolio at the time of such determination.

     (D) Expenses -- The Fund bears all costs of its operations other than expenses specifically assumed by Strong Capital Management, Inc. ("SCMI"), the Fund's shareholder servicing agent, transfer agent and dividend-disbursing agent. Expenses incurred by the Master Portfolio are allocated pro rata to the Fund.

     (E) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

3.   Related Party Transactions

     SCMI provides shareholder recordkeeping and related services to the Fund. For these services, the Fund pays SCMI a shareholder servicing fee at an annual rate of .25% of the Fund's average daily net assets. The Fund pays SCMI a transfer agent fee based on contractually established rates for each open and closed shareholder account. Certain fees have been waived or absorbed by SCMI for the year ended December 31, 2001. Waived or absorbed fees continue at the discretion of SCMI. SCMI also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by SCMI are included in Other Expenses in the Fund's Statement of Operations. In addition, SCMI is compensated for certain other services related to costs incurred for reports to shareholders. The amounts billed by SCMI for shareholder servicing, other expenses and unaffiliated directors' fees for the year ended December 31, 2001, were $497,444, $72,415, and $3,705, respectively.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Year Ended
                                                                ---------------------------------------------------------
                                                                  Dec. 31,   Dec. 31,   Dec. 31,   Feb. 28,     Feb. 28,
Selected Per-Share Data/(a)/                                        2001      2000      1999/(b)/    1999      1998/(c)/
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $15.59     $18.07     $15.56     $13.16      $10.00

Income From Investment Operations:
   Net Investment Income                                             0.12       0.13       0.15       0.13        0.11
   Net Realized and Unrealized Gains (Losses) on Investments        (2.04)     (1.86)      2.89       2.39        3.15
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (1.92)     (1.73)      3.04       2.52        3.26

Less Distributions:
   From Net Investment Income                                       (0.06)     (0.13)     (0.15)     (0.12)      (0.09)
   From Net Realized Gains                                          (0.09)     (0.62)     (0.38)     (0.00)/(d)/ (0.01)
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.15)     (0.75)     (0.53)     (0.12)      (0.10)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $13.52     $15.59     $18.07     $15.56      $13.16
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
   Total Return                                                    -12.3%      -9.5%     +19.5%     +19.2%      +32.7%
   Net Assets, End of Period (In Millions)                           $187       $180       $186       $139         $32
   Ratio of Expenses to Average Net Assets
     Without Waivers and Absorptions                                0.87%      0.73%      0.69%*     0.73%       1.53%*
   Ratio of Expenses to Average Net Assets                          0.45%      0.45%      0.45%*     0.45%       0.44%*
   Ratio of Net Investment Income to Average Net Assets             0.90%      0.80%      1.04%*     1.18%       1.43%*
   Portfolio Turnover Rate(e)                                          9%        10%         7%        11%          6%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 1999, the Fund changed its fiscal year-end from February to December.
(c) For the period from May 1, 1997 (inception) to February 28, 1998. (d) Amount calculated is less than 0.005.
(e) This rate represents the portfolio turnover rate of the S&P 500 Index Master Portfolio.

                       See Notes to Financial Statements.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Strong Equity Funds, Inc.:

In our opinion the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Strong Index 500 Fund, a series of Strong Equity Funds, Inc. (the "Fund"), at December 31, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The financial statements of the Fund as of December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 18, 2002

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (Unaudited)
December 31, 2001

Income Tax Information

For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2001 which is designated as qualifying for the dividends-received deduction is 97.46%.

MASTER INVESTMENT PORTFOLIO - S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        December 31, 2001

Security Name                                           Shares          Value
--------------------------------------------------------------------------------
Common Stocks 98.33%
Advertising 0.31%
Interpublic Group of Companies Inc.                     99,048       $ 2,925,875
Omnicom Group Inc.                                      48,745         4,355,366
TMP Worldwide Inc./1/                                   28,996         1,243,928
                                                                     -----------
                                                                       8,525,169

Aerospace/Defense 1.22%
Boeing Co.                                             219,658         8,518,337
General Dynamics Corp.                                  52,925         4,214,947
Goodrich (B.F.) Co.                                     26,737           711,739
Lockheed Martin Corp.                                  115,541         5,392,298
Northrop Grumman Corp.                                  28,964         2,919,861
Raytheon Co.                                           102,532         3,329,214
Rockwell Collins                                        48,164           939,198
United Technologies Corp.                              122,890         7,942,381
                                                                     -----------
                                                                      33,967,975

Airlines 0.20%
AMR Corp./1/                                            40,518           898,284
Delta Air Lines Inc.                                    32,325           945,829
Southwest Airlines Co.                                 200,737         3,709,620
U.S. Airways Group Inc./1/                              17,868           113,283
                                                                     -----------
                                                                       5,667,016

Apparel 0.26%
Jones Apparel Group Inc./1/                             32,906         1,091,492
Liz Claiborne Inc.                                      13,798           686,450
Nike Inc. "B"                                           70,456         3,962,445
Reebok International Ltd./1/                            15,449           409,398
VF Corp.                                                29,106         1,135,425
                                                                     -----------
                                                                       7,285,210

Auto Manufacturers 0.59%
Ford Motor Company                                     474,963         7,466,418
General Motors Corp. "A"                               145,700         7,081,020
Navistar International Corp.                            15,577           615,291
PACCAR Inc.                                             20,128         1,320,799
                                                                     -----------
                                                                      16,483,528

Auto Parts & Equipment 0.20%
Cooper Tire & Rubber Co.                                19,035           303,799
Dana Corp.                                              38,956           540,709
Delphi Automotive Systems Corp.                        146,940         2,007,200
Goodyear Tire & Rubber Co.                              42,788         1,018,782
TRW Inc.                                                33,123         1,226,876
Visteon Corp.                                           34,193           514,263
                                                                     -----------
                                                                       5,611,629

Banks 6.60%
AmSouth Bancorp                                         95,582         1,806,500
Bank of America Corp.                                  412,656        25,976,695
Bank of New York Co. Inc.                              193,162         7,881,010
Bank One Corp.                                         305,834        11,942,818
BB&T Corp.                                             118,830         4,290,951
Charter One Financial Inc.                              58,951         1,600,520
Comerica Inc.                                           46,708         2,676,368
Fifth Third Bancorp                                    151,550         9,294,562
FleetBoston Financial Corp.                            274,092        10,004,358
Golden West Financial Corp.                             41,341         2,432,918
Huntington Bancshares Inc.                              65,884         1,132,546
JP Morgan Chase & Co.                                  517,484        18,810,543
KeyCorp                                                111,069         2,703,419
Mellon Financial Corp.                                 122,705         4,616,162
National City Corp.                                    158,945         4,647,552
Northern Trust Corp.                                    58,257         3,508,237
PNC Financial Services Group                            74,506         4,187,237
Regions Financial Corp.                                 59,650         1,791,886
SouthTrust Corp.                                        89,881         2,217,364
State Street Corp.                                      85,338         4,458,910
SunTrust Banks Inc.                                     75,751         4,749,588
Synovus Financial Corp.                                 76,402         1,913,870
U.S. Bancorp                                           511,686        10,709,588
Union Planters Corp.                                    36,031         1,626,079
Wachovia Corp.                                         356,936        11,193,513
Washington Mutual Inc.                                 229,733         7,512,269
Wells Fargo & Company                                  444,625        19,318,956
Zions Bancorp                                           24,063         1,265,233
                                                                     -----------
                                                                     184,269,652

Beverages 2.48%
Anheuser-Busch Companies Inc.                          231,928        10,485,465
Brown-Forman Corp. "B"                                  17,908         1,121,041
Coca-Cola Co.                                          652,240        30,753,116
Coca-Cola Enterprises Inc.                             116,648         2,209,313
Coors (Adolf) Company "B"                                9,474           505,912
Pepsi Bottling Group Inc.                               74,458         1,749,763
PepsiCo Inc.                                           458,890        22,343,354
                                                                     -----------
                                                                      69,167,964

Biotechnology 0.97%
Amgen Inc./1/                                          274,220        15,476,977
Biogen Inc./1/                                          38,792         2,224,721
Chiron Corp./1/                                         49,611         2,174,946
Genzyme Corp. - General Division/1/                     55,654         3,331,448
Immunex Corp./1/                                       142,847         3,958,290
                                                                     -----------
                                                                      27,166,382

Building Materials 0.15%
Masco Corp.                                            120,367         2,948,991
Vulcan Materials Co.                                    26,568         1,273,670
                                                                     -----------
                                                                       4,222,661

Chemicals 1.21%
Air Products & Chemicals Inc.                           59,624         2,796,962
Ashland Inc.                                            18,108           834,417
Dow Chemical Co.                                       236,550         7,990,659
Du Pont (E.I.) de Nemours                              268,883        11,430,216
Eastman Chemical Co.                                    20,224           789,140
Engelhard Corp.                                         34,043           942,310
Great Lakes Chemical Corp.                              13,163           319,598
Hercules Inc./1/                                        28,458           284,580
PPG Industries Inc.                                     44,162         2,284,059
Praxair Inc.                                            42,188         2,330,887
Rohm & Haas Co. "A"                                     57,803         2,001,718
Sherwin-Williams Co.                                    40,508         1,113,970
Sigma-Aldrich Corp.                                     19,241           758,288
                                                                     -----------
                                                                      33,876,804

Commercial Services 0.96%
Block (H & R) Inc.                                      48,121         2,151,009
Cendant Corp./1/                                       257,429         5,048,183
Concord EFS Inc./1/                                    132,124         4,331,025
Convergys Corp./1/                                      45,132         1,691,999
Deluxe Corp.                                            17,404           723,658
Donnelley (R.R.) & Sons Co.                             30,033           891,680
Ecolab Inc.                                             33,531         1,349,623
Equifax Inc.                                            37,999           917,676
McKesson HBOC Inc.                                      75,007         2,805,262
Moody's Corp.                                           40,916         1,630,912
Paychex Inc.                                            98,173         3,421,329
Quintiles Transnational Corp./1/                        31,372           504,462
Robert Half International Inc./1/                       46,000         1,228,200
                                                                     -----------
                                                                      26,695,018

Computers 5.95%
Apple Computer Inc./1/                                  92,012         2,015,063
Cisco Systems Inc./1/                                1,923,827        34,840,507
Compaq Computer Corp.                                  444,308         4,336,446
Computer Sciences Corp./1/                              44,674         2,188,133
Dell Computer Corp./1/                                 684,560        18,606,341
Electronic Data Systems Corp.                          124,337         8,523,301

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                            December 31, 2001

Security Name                                           Shares          Value
--------------------------------------------------------------------------------
EMC Corp./1/                                           581,106      $  7,810,065
Gateway Inc./1/                                         84,970           683,159
Hewlett-Packard Co.                                    508,837        10,451,512
International Business Machines Corp.                  451,821        54,652,268
Lexmark International Group Inc. "A"/1/                 34,095         2,011,605
NCR Corp./1/                                            25,479           939,156
Network Appliance Inc./1/                               86,850         1,899,409
Palm Inc./1/                                           148,978           578,035
Sapient Corp./1/                                        33,137           255,818
Sun Microsystems Inc./1/                               850,218        10,457,681
Unisys Corp./1/                                         83,696         1,049,548
Veritas Software Corp./1/                              105,143         4,713,561
                                                                    ------------
                                                                     166,011,608

Cosmetics/Personal Care 2.04%
Alberto-Culver Co. "B"                                  14,876           665,552
Avon Products Inc.                                      61,961         2,881,187
Colgate-Palmolive Co.                                  144,706         8,356,772
Gillette Co.                                           276,796         9,244,986
International Flavors & Fragrances Inc.                 24,871           738,917
Kimberly-Clark Corp.                                   137,739         8,236,792
Procter & Gamble Co.                                   339,820        26,889,957
                                                                    ------------
                                                                      57,014,163

Distribution/Wholesale 0.29%
Costco Wholesale Corp./1/                              118,610         5,263,912
Genuine Parts Co.                                       45,431         1,667,318
Grainger (W.W.) Inc.                                    24,536         1,177,728
                                                                    ------------
                                                                       8,108,958

Diversified Financial Services 6.45%
American Express Co.                                   349,944        12,489,501
Bear Stearns Companies Inc.                             24,689         1,447,763
Capital One Financial Corp.                             56,357         3,040,460
Citigroup Inc.                                       1,349,400        68,117,712
Countrywide Credit Industries Inc.                      32,058         1,313,416
Fannie Mae                                             262,021        20,830,670
Franklin Resources Inc.                                 68,403         2,412,574
Freddie Mac                                            182,303        11,922,616
Household International Inc.                           120,051         6,955,755
Lehman Brothers Holdings Inc.                           62,504         4,175,267
MBNA Corp.                                             223,408         7,863,962
Merrill Lynch & Co. Inc.                               221,976        11,569,389
Morgan Stanley Dean Witter & Co.                       287,652        16,091,253
Providian Financial Corp.                               74,545           264,635
Schwab (Charles) Corp.                                 358,451         5,545,237
Stilwell Financial Inc.                                 58,053         1,580,203
T Rowe Price Group Inc.                                 32,381         1,124,592
USA Education Inc.                                      41,118         3,454,734
                                                                    ------------
                                                                     180,199,739

Electric 2.46%
AES Corp./1/                                           139,811         2,285,910
Allegheny Energy Inc.                                   32,798         1,187,944
Ameren Corp.                                            36,096         1,526,861
American Electric Power Inc.                            84,517         3,679,025
Calpine Corp./1/                                        80,080         1,344,543
Cinergy Corp.                                           41,732         1,395,101
CMS Energy Corp.                                        34,878           838,118
Consolidated Edison Inc.                                55,666         2,246,680
Constellation Energy Group Inc.                         42,938         1,140,004
Dominion Resources Inc.                                 68,988         4,146,179
DTE Energy Co.                                          42,661         1,789,202
Duke Energy Corp.                                      203,570         7,992,158
Edison International/1/                                 85,455         1,290,371
Entergy Corp.                                           57,975         2,267,402
Exelon Corp.                                            84,163         4,029,724
FirstEnergy Corp.                                       78,057         2,730,434
FPL Group Inc.                                          46,128         2,601,619
Mirant Corp./1/                                        105,075         1,683,301
Niagara Mohawk Holdings Inc./1/                         42,028           745,156
NiSource Inc.                                           54,239         1,250,751
PG&E Corp./1/                                          101,571         1,954,226
Pinnacle West Capital Corp.                             22,200           929,070
PPL Corp.                                               38,411         1,338,623
Progress Energy Inc.                                    57,372         2,583,461
Public Service Enterprise Group Inc.                    54,416         2,295,811
Reliant Energy Inc.                                     78,200         2,073,864
Southern Co.                                           182,321         4,621,837
TECO Energy Inc.                                        36,601           960,410
TXU Corporation                                         69,532         3,278,434
Xcel Energy Inc.                                        90,627         2,513,993
                                                                    ------------
                                                                      68,720,212

Electrical Components & Equipment 0.32%
American Power Conversion Corp./1/                      51,285           741,581
Emerson Electric Co.                                   112,246         6,409,247
Molex Inc.                                              51,328         1,588,602
Power-One Inc./1/                                       20,681           215,289
                                                                    ------------
                                                                       8,954,719

Electronics 0.77%
Agilent Technologies Inc./1/                           120,818         3,444,521
Applera Corp. - Applied Biosystems Group                55,586         2,182,862
Jabil Circuit Inc./1/                                   51,708         1,174,806
Johnson Controls Inc.                                   22,892         1,848,529
Millipore Corp.                                         12,523           760,146
Parker Hannifin Corp.                                   30,759         1,412,146
PerkinElmer Inc.                                        32,310         1,131,496
Sanmina Corp./1/                                       136,624         2,718,818
Solectron Corp./1/                                     215,231         2,427,806
Symbol Technologies Inc.                                59,902           951,244
Tektronix Inc./1/                                       24,130           622,071
Thermo Electron Corp./1/                                46,632         1,112,640
Thomas & Betts Corp.                                    15,251           322,559
Waters Corp./1/                                         34,293         1,328,854
                                                                    ------------
                                                                      21,438,498

Engineering & Construction 0.03%
Fluor Corp.                                             21,011           785,811

Entertainment 0.06%
International Game Technology Inc./1/                   23,004         1,571,173

Environmental Control 0.21%
Allied Waste Industries Inc./1/                         51,661           726,354
Waste Management Inc.                                  164,662         5,254,364
                                                                    ------------
                                                                       5,980,718

Food 2.11%
Albertson's Inc.                                       106,507         3,353,905
Archer-Daniels-Midland Co.                             173,449         2,488,993
Campbell Soup Co.                                      107,448         3,209,472
ConAgra Foods Inc.                                     140,917         3,349,597
General Mills Inc.                                      95,549         4,969,503
Heinz (H.J.) Co.                                        91,837         3,776,337
Hershey Foods Corp.                                     35,570         2,408,089
Kellogg Co.                                            106,612         3,209,021
Kroger Co./1/                                          210,691         4,397,121
Safeway Inc./1/                                        131,640         5,495,970
Sara Lee Corp.                                         205,453         4,567,220
SUPERVALU Inc.                                          34,962           773,359
Sysco Corp.                                            174,818         4,583,728
Unilever NV - NY Shares                                149,915         8,636,603
Winn-Dixie Stores Inc.                                  36,866           525,341
Wrigley (William Jr.) Co.                               59,070         3,034,426
                                                                    ------------
                                                                      58,778,685

MASTER INVESTMENT PORTFOLIO - S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                            December 31, 2001

Security Name                                           Shares          Value
--------------------------------------------------------------------------------
Forest Products & Paper 0.51%
Boise Cascade Corp.                                     15,221      $    517,666
Georgia-Pacific Corp.                                   60,265         1,663,917
International Paper Co.                                126,410         5,100,644
Louisiana-Pacific Corp.                                 27,397           231,231
Mead Corp.                                              26,040           804,376
Temple-Inland Inc.                                      12,943           734,256
Westvaco Corp.                                          26,831           763,342
Weyerhaeuser Co.                                        56,719         3,067,364
Willamette Industries Inc.                              28,820         1,502,098
                                                                    ------------
                                                                      14,384,894

Gas 0.12%
KeySpan Corp.                                           36,480         1,264,032
NICOR Inc.                                              11,746           489,103
Peoples Energy Corp.                                     9,285           352,180
Sempra Energy                                           54,344         1,334,145
                                                                    ------------
                                                                       3,439,460

Hand/Machine Tools 0.08%
Black & Decker Corp.                                    20,927           789,576
Snap-On Inc.                                            15,186           511,161
Stanley Works (The)                                     22,387         1,042,563
                                                                    ------------
                                                                       2,343,300

Health Care 4.08%
Aetna Inc.                                              37,593         1,240,193
Bard (C.R.) Inc.                                        13,404           864,558
Bausch & Lomb Inc.                                      14,063           529,613
Baxter International Inc.                              154,839         8,304,016
Becton Dickinson & Co.                                  67,812         2,247,968
Biomet Inc.                                             70,717         2,185,155
Boston Scientific Corp./1/                             105,790         2,551,655
Guidant Corp./1/                                        79,925         3,980,265
HCA - The Healthcare Company                           135,082         5,206,060
Health Management Associates Inc. "A"/1/                64,307         1,183,249
Healthsouth Corp./1/                                   102,894         1,524,889
Humana Inc./1/                                          44,246           521,660
Johnson & Johnson                                      804,539        47,548,255
Manor Care Inc./1/                                      26,850           636,614
Medtronic Inc.                                         317,528        16,260,609
St. Jude Medical Inc./1/                                22,833         1,772,982
Stryker Corp.                                           51,568         3,010,024
Tenet Healthcare Corp./1/                               85,368         5,012,809
UnitedHealth Group Inc.                                 81,775         5,787,217
Wellpoint Health Networks Inc./1/                       16,725         1,954,316
Zimmer Holdings Inc./1/                                 50,833         1,552,440
                                                                    ------------
                                                                     113,874,547

Home Builders 0.08%
Centex Corp.                                            15,937           909,843
KB HOME                                                 13,198           529,240
Pulte Corp.                                             15,455           690,375
                                                                    ------------
                                                                       2,129,458

Home Furnishings 0.11%
Leggett & Platt Inc.                                    51,535         1,185,305
Maytag Corp.                                            20,133           624,727
Whirlpool Corp.                                         17,552         1,287,088
                                                                    ------------
                                                                       3,097,120

Household Products/Wares 0.29%
American Greetings Corp. "A"                            16,656           229,520
Avery Dennison Corp.                                    28,823         1,629,364
Clorox Co.                                              61,001         2,412,590
Fortune Brands Inc.                                     38,972         1,542,901
Newell Rubbermaid Inc.                                  69,943         1,928,329
Tupperware Corp.                                        15,244           293,447
                                                                    ------------
                                                                       8,036,151

Insurance 4.34%
AFLAC Inc.                                             136,957         3,363,664
Allstate Corp.                                         187,015         6,302,406
Ambac Financial Group Inc.                              27,680         1,601,565
American International Group Inc.                      685,210        54,405,674
AON Corp.                                               70,611         2,508,103
Chubb Corp.                                             44,533         3,072,777
CIGNA Corp.                                             37,933         3,514,492
Cincinnati Financial Corp.                              42,366         1,616,263
Conseco Inc./1/                                         90,418           403,264
Hancock (John) Financial Services Inc.                  78,337         3,235,318
Hartford Financial Services Group Inc.                  64,305         4,040,283
Jefferson-Pilot Corp.                                   39,461         1,825,860
Lincoln National Corp.                                  49,690         2,413,443
Loews Corp.                                             50,225         2,781,461
Marsh & McLennan Companies Inc.                         72,035         7,740,161
MBIA Inc.                                               38,926         2,087,601
MetLife Inc.                                           190,096         6,022,241
MGIC Investment Corp.                                   28,113         1,735,134
Progressive Corporation                                 19,227         2,870,591
SAFECO Corp.                                            33,512         1,043,899
St. Paul Companies Inc.                                 54,399         2,391,924
Torchmark Corp.                                         32,569         1,280,939
UnumProvident Corp.                                     63,487         1,683,040
XL Capital Ltd. "A"                                     34,796         3,178,963
                                                                    ------------
                                                                     121,119,066

Iron/Steel 0.07%
Allegheny Technologies Inc.                             21,051           352,604
Nucor Corp.                                             20,402         1,080,490
USX-U.S. Steel Group Inc.                               23,395           423,683
                                                                    ------------
                                                                       1,856,777

Leisure Time 0.38%
Brunswick Corp.                                         23,011           500,719
Carnival Corp. "A"                                     153,741         4,317,047
Harley-Davidson Inc.                                    79,402         4,312,323
Sabre Holdings Corp./1/                                 35,010         1,482,674
                                                                    ------------
                                                                      10,612,763

Lodging 0.22%
Harrah's Entertainment Inc./1/                          29,432         1,089,278
Hilton Hotels Corp.                                     96,861         1,057,722
Marriott International Inc. "A"                         63,205         2,569,283
Starwood Hotels & Resorts Worldwide Inc.                51,866         1,548,200
                                                                    ------------
                                                                       6,264,483

Machinery 0.45%
Caterpillar Inc.                                        90,031         4,704,120
Cummins Engine Company Inc.                             10,832           417,465
Deere & Co.                                             61,588         2,688,932
Dover Corp.                                             53,091         1,968,083
Ingersoll-Rand Co.                                      44,061         1,842,190
McDermott International Inc./1/                         16,178           198,504
Rockwell International Corp.                            48,206           860,959
                                                                    ------------
                                                                      12,680,253

Manufacturers 6.11%
Cooper Industries Inc.                                  24,568           857,915
Crane Co.                                               15,650           401,266
Danaher Corp.                                           37,486         2,260,781
Eastman Kodak Co.                                       76,306         2,245,686
Eaton Corp.                                             18,176         1,352,476
General Electric Co.                                 2,603,789       104,359,863
Honeywell International Inc.                           213,286         7,213,333
Illinois Tool Works Inc.                                79,912         5,411,641
ITT Industries Inc.                                     23,185         1,170,843
Minnesota Mining & Manufacturing Co.                   102,837        12,156,362
Pall Corp.                                              32,036           770,786
Textron Inc.                                            37,048         1,536,010
Tyco International Ltd.                                523,283        30,821,369
                                                                    ------------
                                                                     170,558,331

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                            December 31, 2001

Security Name                                         Shares            Value
--------------------------------------------------------------------------------
Media 3.71%
AOL Time Warner Inc./1/                              1,161,034      $ 37,269,191
Clear Channel Communications Inc./1/                   156,751         7,980,193
Comcast Corp. "A"/1/                                   247,839         8,922,204
Dow Jones & Co. Inc.                                    22,275         1,219,111
Gannett Co. Inc.                                        69,466         4,670,199
Knight Ridder Inc.                                      22,055         1,432,031
McGraw-Hill Companies Inc.                              50,699         3,091,625
Meredith Corp.                                          12,935           461,133
New York Times Co. "A"                                  39,761         1,719,663
Tribune Co.                                             78,133         2,924,518
Univision Communications Inc./1/                        55,102         2,229,427
Viacom Inc. "B"/1/                                     465,118        20,534,960
Walt Disney Co. (The)                                  534,695        11,078,880
                                                                    ------------
                                                                     103,533,135

Metal Fabricate/Hardware 0.01%
Worthington Industries Inc.                             22,397           318,037

Mining 0.61%
Alcan Aluminum Ltd.                                     84,161         3,023,905
Alcoa Inc.                                             222,758         7,919,047
Barrick Gold Corp.                                     140,585         2,242,331
Freeport-McMoRan Copper & Gold Inc./1/                  37,762           505,633
Inco Ltd./1/                                            47,702           808,072
Newmont Mining Corp.                                    51,417           982,579
Phelps Dodge Corp.                                      20,642           668,801
Placer Dome Inc.                                        86,120           939,569
                                                                    ------------
                                                                      17,089,937

Office/Business Equipment 0.16%
Pitney Bowes Inc.                                       63,958         2,405,460
Xerox Corp.                                            188,841         1,967,723
                                                                    ------------
                                                                       4,373,183

Oil & Gas Producers 5.80%
Amerada Hess Corp.                                      23,263         1,453,938
Anadarko Petroleum Corp.                                65,245         3,709,178
Apache Corp.                                            35,957         1,793,525
Burlington Resources Inc.                               52,658         1,976,781
ChevronTexaco Corp.                                    279,803        25,073,147
Conoco Inc.                                            164,053         4,642,700
Devon Energy Corp.                                      33,051         1,277,421
EOG Resources Inc.                                      30,289         1,184,603
Exxon Mobil Corp.                                    1,794,159        70,510,449
Kerr-McGee Corp.                                        26,277         1,439,980
Kinder Morgan Inc.                                      29,278         1,630,492
Nabors Industries Inc./1/                               36,948         1,268,425
Noble Drilling Corp./1/                                 34,687         1,180,745
Occidental Petroleum Corp.                              97,987         2,599,595
Phillips Petroleum Co.                                 100,003         6,026,181
Rowan Companies Inc./1/                                 24,586           476,231
Royal Dutch Petroleum Co. - NY Shares                  557,089        27,308,503
Sunoco Inc.                                             20,615           769,764
Transocean Sedco Forex Inc.                             83,609         2,827,656
Unocal Corp.                                            63,995         2,308,300
USX-Marathon Group Inc.                                 81,149         2,434,470
                                                                    ------------
                                                                     161,892,084

Oil & Gas Services 0.46%
Baker Hughes Inc.                                       88,095         3,212,825
Halliburton Co.                                        112,614         1,475,243
Schlumberger Ltd.                                      151,002         8,297,560
                                                                    ------------
                                                                      12,985,628

Packaging & Containers 0.10%
Ball Corp.                                               7,187           508,121
Bemis Co.                                               13,848           681,045
Pactiv Corp./1/                                         41,783           741,648
Sealed Air Corp./1/                                     21,960           896,407
                                                                    ------------
                                                                       2,827,221

Pharmaceuticals 8.74%
Abbott Laboratories                                    407,189        22,700,787
Allergan Inc.                                           34,407         2,582,245
American Home Products Corp.                           346,014        21,231,419
AmerisourceBergen Corp.                                 26,985         1,714,897
Bristol-Myers Squibb Co.                               507,481        25,881,531
Cardinal Health Inc.                                   118,261         7,646,756
Forest Laboratories Inc. "A"/1/                         46,676         3,825,098
King Pharmaceuticals Inc./1/                            64,425         2,714,225
Lilly (Eli) and Company                                294,861        23,158,383
MedImmune Inc./1/                                       56,140         2,602,089
Merck & Co. Inc.                                       596,619        35,081,197
Pfizer Inc.                                          1,648,904        65,708,824
Pharmacia Corporation                                  338,192        14,423,889
Schering-Plough Corp.                                  384,006        13,751,255
Watson Pharmaceuticals Inc./1/                          27,925           876,566
                                                                    ------------
                                                                     243,899,161

Pipelines 0.42%
Dynegy Inc. "A"                                         92,043         2,347,097
El Paso Corp.                                          133,847         5,970,915
Williams Companies Inc.                                135,171         3,449,564
                                                                    ------------
                                                                      11,767,576

Real Estate Investment Trusts 0.19%
Equity Office Properties Trust                         108,673         3,268,884
Equity Residential Properties Trust                     71,026         2,039,156
                                                                    ------------
                                                                       5,308,040

Retail 6.86%
AutoZone Inc./1/                                        28,277         2,030,260
Bed Bath & Beyond Inc./1/                               76,072         2,578,841
Best Buy Co. Inc./1/                                    55,305         4,119,116
Big Lots Inc.                                           29,856           310,502
Circuit City Stores Inc.                                54,638         1,417,856
CVS Corp.                                              102,496         3,033,882
Darden Restaurants Inc.                                 30,569         1,082,143
Dillards Inc. "A"                                       21,955           351,280
Dollar General Corp.                                    86,713         1,292,024
Family Dollar Stores Inc.                               45,215         1,355,546
Federated Department Stores Inc./1/                     50,536         2,066,922
Gap Inc. (The)                                         226,203         3,153,270
Home Depot Inc.                                        614,619        31,351,715
Kmart Corp./1/                                         130,727           713,769
Kohls Corp./1/                                          87,853         6,188,365
Limited Inc.                                           112,414         1,654,734
Lowe's Companies Inc.                                  203,091         9,425,453
May Department Stores Co.                               78,476         2,902,042
McDonald's Corp.                                       337,150         8,924,361
Nordstrom Inc.                                          35,253           713,168
Office Depot Inc./1/                                    80,515         1,492,748
Penney (J.C.) Company Inc.                              69,194         1,861,319
RadioShack Corp.                                        47,012         1,415,061
Sears, Roebuck and Co.                                  84,612         4,030,916
Staples Inc./1/                                        121,074         2,264,084
Starbucks Corp./1/                                     100,003         1,905,057
Target Corp.                                           236,787         9,720,106
Tiffany & Co.                                           38,313         1,205,710
TJX Companies Inc.                                      71,535         2,851,385
Toys R Us Inc./1/                                       52,070         1,079,932
Tricon Global Restaurants Inc./1/                       38,254         1,882,097
Walgreen Co.                                           267,550         9,005,733
Wal-Mart Stores Inc.                                 1,169,021        67,277,159
Wendy's International Inc.                              27,428           800,075
                                                                    ------------
                                                                     191,456,631

MASTER INVESTMENT PORTFOLIO - S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                            December 31, 2001

Security Name                                           Shares          Value
--------------------------------------------------------------------------------
Semiconductors 4.24%
Advanced Micro Devices Inc./1/                          89,131      $  1,413,618
Altera Corp./1/                                        101,026         2,143,772
Analog Devices Inc./1/                                  94,886         4,211,990
Applied Materials Inc./1/                              214,094         8,585,169
Applied Micro Circuits Corp./1/                         78,247           885,756
Broadcom Corp. "A"/1/                                   68,802         2,811,938
Conexant Systems Inc./1/                                66,834           959,736
Intel Corp.                                          1,760,448        55,366,090
KLA-Tencor Corp./1/                                     48,606         2,408,913
Linear Technology Corp.                                 83,032         3,241,569
LSI Logic Corp./1/                                      96,221         1,518,367
Maxim Integrated Products Inc./1/                       84,706         4,447,912
Micron Technology Inc./1/                              157,181         4,872,611
National Semiconductor Corp./1/                         46,139         1,420,620
Novellus Systems Inc./1/                                37,589         1,482,886
NVIDIA Corp./1/                                         37,919         2,536,781
PMC - Sierra Inc./1/                                    43,298           920,515
QLogic Corp./1/                                         24,302         1,081,682
Teradyne Inc./1/                                        47,433         1,429,631
Texas Instruments Inc.                                 454,327        12,721,156
Vitesse Semiconductor Corp./1/                          49,965           621,065
Xilinx Inc./1/                                          87,610         3,421,171
                                                                    ------------
                                                                     118,502,948

Software 5.70%
Adobe Systems Inc.                                      62,212         1,931,683
Autodesk Inc.                                           14,373           535,682
Automatic Data Processing Inc.                         161,724         9,525,544
BMC Software Inc./1/                                    64,055         1,048,580
Citrix Systems Inc./1/                                  49,235         1,115,665
Computer Associates International Inc.                 151,072         5,210,473
Compuware Corp./1/                                      97,535         1,149,938
First Data Corp.                                       100,062         7,849,864
Fiserv Inc./1/                                          49,089         2,077,446
IMS Health Inc.                                         77,509         1,512,201
Intuit Inc./1/                                          55,621         2,378,354
Mercury Interactive Corp./1/                            21,696           737,230
Microsoft Corp./1/                                   1,412,595        93,584,419
Novell Inc./1/                                          94,994           436,022
Oracle Corp./1/                                      1,458,735        20,145,130
Parametric Technology Corp./1/                          68,861           537,804
PeopleSoft Inc./1/                                      79,439         3,193,448
Siebel Systems Inc./1/                                 121,270         3,393,135
Yahoo! Inc./1/                                         149,400         2,650,356
                                                                    ------------
                                                                     159,012,974

Telecommunication Equipment 1.47%
ADC Telecommunications Inc./1/                         207,070           952,522
Andrew Corp./1/                                         21,349           467,330
Avaya Inc./1/                                           75,246           914,239
Ciena Corp./1/                                          85,815         1,228,013
Comverse Technology Inc./1/                             48,651         1,088,323
JDS Uniphase Corp./1/                                  348,233         3,040,074
Lucent Technologies Inc.                               895,480         5,632,569
Motorola Inc.                                          583,774         8,768,285
Nortel Networks Corp.                                  839,516         6,296,370
QUALCOMM Inc./1/                                       200,495        10,124,998
Scientific-Atlanta Inc.                                 40,988           981,253
Tellabs Inc./1/                                        107,532         1,608,679
                                                                    ------------
                                                                      41,102,655

Telecommunications 2.19%
AT&T Wireless Services Inc./1/                         663,672         9,536,967
Citizen Communications Co./1/                           73,459           783,073
Corning Inc.                                           248,056         2,212,660
Nextel Communications Inc. "A"/1/                      209,383         2,294,838
Qwest Communications International Inc.                436,688         6,170,401
Sprint Corp. (PCS Group)/1/                            258,531         6,310,742
Verizon Communications Inc.                            711,957        33,789,479
                                                                     -----------
                                                                      61,098,160

Telephone 3.29%
Alltel Corp.                                            81,416         5,025,810
AT&T Corp.                                             927,968        16,833,339
BellSouth Corp.                                        492,298        18,781,169
CenturyTel Inc.                                         37,009         1,213,895
SBC Communications Inc.                                881,682        34,535,484
Sprint Corp. (FON Group)                               232,672         4,672,054
WorldCom Inc./1/                                       773,580        10,892,006
                                                                     -----------
                                                                      91,953,757

Textiles 0.08%
Cintas Corp.                                            44,513         2,136,624

Tobacco 0.99%
Philip Morris Companies Inc.                           568,288        26,056,005
UST Inc.                                                43,385         1,518,475
                                                                     -----------
                                                                      27,574,480

Toys/Games/Hobbies 0.10%
Hasbro Inc.                                             45,310           735,381
Mattel Inc.                                            113,209         1,947,195
                                                                     -----------
                                                                       2,682,576

Transportation 0.52%
Burlington Northern Santa Fe Corp.                     101,419         2,893,484
CSX Corp.                                               55,909         1,959,610
FedEx Corp./1/                                          78,193         4,056,653
Norfolk Southern Corp.                                 101,118         1,853,493
Union Pacific Corp.                                     65,153         3,713,721
                                                                     -----------
                                                                      14,476,961

Trucking & Leasing 0.01%
Ryder System Inc.                                       15,912           352,451
--------------------------------------------------------------------------------
Total Common Stocks (Cost: $2,693,024,742)                         2,745,244,114
--------------------------------------------------------------------------------


Security Name                                      Face Amount          Value
--------------------------------------------------------------------------------
Short Term Instruments 8.20%
Barclays Global Investors Funds
   Institutional Money Market Fund,
   Institutional Shares                           $119,556,590       119,556,590
Dreyfus Money Market Fund                           37,525,410        37,525,410
General Electric Commercial Paper
   1.92%, 01/07/02                                   9,500,000         9,500,000
Goldman Sachs Financial Square
   Prime Obligation Fund                            17,724,695        17,724,695
Providian Temp Cash Money
   Market Fund                                      36,786,836        36,786,836
U.S. Treasury Bill 1.69%/2/, 03/28/02 /3/            8,050,000         8,017,687
--------------------------------------------------------------------------------
Total Short Term Instruments (Cost: $ 229,111,412)                   229,111,218
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities
   (Cost $2,922,136,154) 106.53%                                   2,974,355,332
Other Assets, Less Liabilities (6.53%)                             (182,441,382)
--------------------------------------------------------------------------------
Net Assets 100.00%                                                $2,791,913,950
================================================================================

/1/  Non-income earning securities.

/2/  Yield to Maturity.

/3/ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS
   Investments in securities, at value (including securities on loan/1/)
     (Cost: $2,922,136,154) (Note 1)                                              $2,974,355,332
Receivables:
   Investment securities sold                                                            486,298
   Dividends and interest                                                              3,192,054
                                                                                  --------------
Total Assets                                                                       2,978,033,684
                                                                                  --------------
LIABILITIES
Payables:
   Investment securities purchased                                                     1,595,819
   Due to broker - variation margin                                                      410,821
   Collateral for securities loaned (Note 4)                                         183,860,919
   Advisory fees (Note 2)                                                                252,175
                                                                                  --------------
Total Liabilities                                                                    186,119,734
                                                                                  --------------
NET ASSETS                                                                        $2,791,913,950
                                                                                  ==============

/1/  Securities on loan with market value of $176,433,842. See Note 4.


The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2001

NET INVESTMENT INCOME
   Dividends (Net of foreign withholding tax of $163,302)                               $ 36,774,505
   Interest                                                                                1,437,576
   Securities lending income                                                                 235,396
                                                                                        ------------
Total investment income                                                                   38,447,477
                                                                                        ------------
EXPENSES (NOTE 2)
   Advisory fees                                                                           1,422,538
                                                                                        ------------
Total expenses                                                                             1,422,538
                                                                                        ------------
NET INVESTMENT INCOME                                                                     37,024,939
                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on sale of investments                                              (10,767,974)
   Net realized loss on sale of futures contracts                                         (1,864,700)
   Net change in unrealized appreciation (depreciation) of investments                  (405,136,558)
   Net change in unrealized appreciation (depreciation) of futures contracts                 992,624
                                                                                        ------------
Net loss on investments                                                                 (416,776,608)
                                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   ($379,751,669)
                                                                                        ============

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      For the Year Ended   For the Year Ended
                                                                       December 31, 2001    December 31, 2000
                                                                      ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                                $   37,024,939       $   47,775,321
   Net realized gain (loss)                                                (12,632,674)         854,753,964
   Net change in unrealized appreciation (depreciation)                   (404,143,934)      (1,244,831,494)
                                                                        --------------       --------------
Net decrease in net assets resulting from operations                      (379,751,669)        (342,302,209)
                                                                        --------------       --------------
Interestholder transactions:
   Contributions                                                           931,988,808        1,599,306,476
   Withdrawals                                                            (988,412,872)      (2,856,439,610)
                                                                        --------------       --------------
Net decrease in net assets resulting from interestholder transactions      (56,424,064)      (1,257,133,134)
                                                                        --------------       --------------
Decrease in net assets                                                    (436,175,733)      (1,599,435,343)

NET ASSETS:
Beginning of year                                                        3,228,089,683        4,827,525,026
                                                                        --------------       --------------
End of year                                                             $2,791,913,950       $3,228,089,683
                                                                        ==============       ==============

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2001

1.   Significant Accounting Policies

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate only to the S&P 500 Index Master Portfolio (the "Master Portfolio").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Security Valuation -- The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

     Security Transactions and Income Recognition -- Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount on debt securities purchased, using a constant yield to maturity method.

     Federal Income Taxes -- MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

     Futures Contracts -- The Master Portfolio may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2001

     As of December 31, 2001, open futures contracts outstanding were as follows:

                                             Expiration          Notional        Net Unrealized
Number of Contracts       Futures Index         Date          Contract Value      Appreciation
-------------------       -------------      ----------       --------------     --------------
110                          S&P 500          03/15/02          $31,603,000         $269,524

     The Master Portfolio has pledged to brokers a U.S. Treasury Bill for initial margin requirements with a face amount of $8,050,000.

     Repurchase Agreements -- The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. The Master Portfolio held no repurchase agreements at December 31, 2001.

2.   Agreements and Other Transactions with Affiliates

     Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% of the average daily net assets of the Master Portfolio as compensation for advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

     Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

     MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For year ended December 31, 2001, BGIS did not receive any brokerage commissions from the Master Portfolio, related to purchases and sales of portfolio investments.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Master Portfolio may invest in the Institutional Shares of the Barclays Global Investors Funds Institutional Money Market Fund ("IMMF"). The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolio's investment advisor. The IMMF is an open-end money market fund available only to institutional investors and other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge a management fee, the master portfolio in which it invests in, does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio are recorded as either interest income or securities lending income in the accompanying Statement of Operations.

     Certain officers and trustees of MIP are also officers of Stephens and BGI. As of December 31, 2001, these officers of Stephens and BGI collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2001

3.   Investment Portfolio Transactions

     Investment transactions (excluding short-term investments) for the year ended December 31, 2001, were as follows:

     Purchases at cost                $258,686,587
     Sales proceeds                    262,909,712

     At December 31, 2001, the cost of investments for federal income tax purposes was $2,954,192,299. Net unrealized appreciation aggregated $20,163,033, of which $440,733,773 represented gross unrealized appreciation on securities and $420,570,740 represented gross unrealized depreciation on securities.

4.   Portfolio Securities Loaned

     The Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers, and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

     As of December 31, 2001, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in commercial paper and money market mutual funds. The market value of the securities on loan at December 31, 2001 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities.

5.   Financial Highlights

     Financial highlights for the Master Portfolio were as follows:

                                             Year Ended     Year Ended     Period Ended   Year Ended     Year Ended     Year Ended
                                             December 31,   December 31,   December 31,   February 28,   February 28,   February 28,
                                                2001           2000           1999/1/        1999           1998            1997
                                             ------------   ------------   ------------   ------------   ------------   ------------
Ratio of expenses to average net assets/2/      0.05%          0.05%           0.05%         0.05%          0.05%           0.05%
Ratio of net investment income to average
  net assets/2/                                 1.31%          1.22%           1.44%         1.61%          1.89%           2.31%
Portfolio turnover rate                            9%            10%              7%           11%             6%              4%
Total return                                  (11.96%)        (9.19%)         19.82%/3/     19.65%         34.77%          25.97%

/1/ For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

/2/  Annualized for periods of less than one year.

/3/  Not annualized.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Interestholders and Board of Trustees
Master Investment Portfolio:


In our opinion the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the Portfolio), at December 31, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Portfolio as of December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

                       See Notes to Financial Statements.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS (Unaudited)

As a result of the resignation of KPMG LLP as the Master Portfolio's independent accountants, the Audit Committee and the Board of Trustees of the Master Portfolio voted to appoint PricewaterhouseCoopers LLP as the independent accountants for the Master Portfolio's year ended December 31, 2001. During the four previous years, the audit reports of KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were its reports qualified nor modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous years, there were no disagreements between the Master Portfolio and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

S&P 500 INDEX MASTER PORTFOLIO
--------------------------------------------------------------------------------
TRUSTEES INFORMATION (Unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Trustees and Officers of Master Investment Portfolio ("MIP") also serve as the Trustees and Officers of Barclays Global Investors Funds ("BGIF"). MIP and BGIF are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee oversees 23 funds within the fund complex and serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about MIP's Trustees may be found in Part B of each Master Portfolio's Registration Statement, which is available without charge upon request by calling toll-free 1-888-204-3956.

Officers and Interested Trustees


------------------------------------------------------------------------------------------------------------------------------------
                                     Position(s), Length             Principal Occupations During Past 5
 Name, Address and Age               of Time Served                  Years, Directorships Held
====================================================================================================================================
 Richard H. Blank, Jr., 45           Chief Operating                 Vice President of Stephens Inc.;
                                     Officer, Secretary              Director of Stephens Sports Management Inc.;
                                     and Treasurer, since            and Director of Capo Inc.
                                     October 20, 1993
------------------------------------------------------------------------------------------------------------------------------------
 *R. Greg Feltus, 50                 Trustee, Chairman               Executive Vice President of Stephens Inc.;
                                     and President, since            President of Stephens Insurance Services Inc.;
                                     October 20, 1993                Senior Vice President of Stephens Sports
                                                                     Management Inc.; and President of Investors
                                                                     Brokerage Insurance Inc.
------------------------------------------------------------------------------------------------------------------------------------
 **Lee T. Kranefuss, 40              Trustee, since                  Chief Executive Officer of the Individual Investor
 Barclays Global Investors           November 16, 2001               Business of Barclays Global Investors, N.A.;
 45 Fremont Street                                                   The Boston Consulting Group (until 1997)
 San Francisco, CA 94105
------------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                     Position(s), Length             Principal Occupations During Past 5
 Name, Address and Age               of Time Served                  Years, Directorships Held
====================================================================================================================================
 Mary G.F. Bitterman, 57             Trustee, since                  President and Chief Executive Officer of the James
                                     November 16, 2001               Irvine Foundation; President and Chief Executive
                                                                     Officer of KQED, Inc.; Director of Pacific Century
                                                                     Financial Corporation/Bank of Hawaii.
------------------------------------------------------------------------------------------------------------------------------------
 Jack S. Euphrat, 79                 Trustee, since                  Private Investor.
                                     October 20, 1993
------------------------------------------------------------------------------------------------------------------------------------
 W. Rodney Hughes, 75                Trustee, since                  Private Investor.
                                     October 20, 1993
------------------------------------------------------------------------------------------------------------------------------------
 Richard K. Lyons, 41                Trustee, since                  Professor, University of California, Berkeley: Haas
                                     November 16, 2001               School of Business; Member, Council of Foreign
                                                                     Relations; Director of Matthews International
                                                                     Funds; Trustee of iShares Trust, Director of
                                                                     iShares, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   Leo Soong, 55                     Trustee, since                  Managing Director of C.G. Roxane LLC;
                                     February 9, 2000                Managing Director of Crystal Geyser Roxane
                                                                     Water Co.; Co-Founder and President of Crystal
                                                                     Geyser Water Co.
------------------------------------------------------------------------------------------------------------------------------------

 * R. Greg Feltus is deemed to be an "interested person" because he serves as the Executive Vice President of Stephens Inc., the distributor and co-administrator for the Master Portfolios.

** Lee T. Kranefuss is deemed to be an "interest person" because he serves as Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A., the co-administrator of the Master Portfolios and the parent company of BGFA, the investment advisor for MIP.

 STRONG INDEX 500 FUND
 -------------------------------------------------------------------------------
 DIRECTORS AND OFFICERS

 Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since
 September 1981 and Chairman of the Board of the Strong Funds since October
 1991.

   Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

 Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

   Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

 Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

   Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

 Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

   Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

 Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
 1981.

   Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.

 William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

   Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS (continued)

Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

  Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

  Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.

  Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

  Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

  Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.


John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

  Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

  Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

  Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

  The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Stanley Kritzik
  Neal Malicky
  Marvin E. Nevins
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Dennis A. Wallestad, Vice President
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell, III, Assistant Secretary
  John W. Widmer, Treasurer
  Rhonda K. Haight, Assistant Treasurer

Investment Advisor
  Barclays Global Fund Advisors
  45 Fremont Street, San Francisco, California 94105


Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  Investors Bank & Trust Company
  89 South Street, Boston, Massachusetts 02111

Independent Accountants
  PricewaterhouseCoopers LLP
  333 Market Street, San Francisco, California 94105

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19946-1201


Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863


If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                             AINDEX/WH3135 12/01